                                                                    Exhibit 99.8

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES
Beginning of the Month Principal Receivables:                                          $       2,724,412,350.06
Beginning of the Month Finance Charge Receivables:                                     $         122,550,039.88
Beginning of the Month Discounted Receivables:                                         $                   0.00
Beginning of the Month Total Receivables:                                              $       2,846,962,389.94


Removed Principal Receivables:                                                         $                   0.00
Removed Finance Charge Receivables:                                                    $                   0.00
Removed Total Receivables:                                                             $                   0.00


Additional Principal Receivables:                                                      $                   0.00
Additional Finance Charge Receivables:                                                 $                   0.00
Additional Total Receivables:                                                          $                   0.00


Discounted Receivables Generated this Period:                                          $                   0.00


End of the Month Principal Receivables:                                                $       2,642,515,677.67
End of the Month Finance Charge Receivables:                                           $         125,027,951.06
End of the Month Discounted Receivables:                                               $                   0.00
End of the Month Total Receivables:                                                    $       2,767,543,628.73


Special Funding Account Balance                                                        $                   0.00
Aggregate Invested Amount (all Master Trust II Series)                                 $       2,300,000,000.00
End of the Month Transferor Amount                                                     $         342,515,677.67
End of the Month Transferor Percentage                                                                    12.96%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                                              RECEIVABLES

      30-59 Days Delinquent                                                            $          61,053,470.27
      60-89 Days Delinquent                                                            $          45,830,613.41
      90+ Days Delinquent                                                              $         101,518,284.91

      Total 30+ Days Delinquent                                                        $         208,402,368.59
      Delinquent Percentage                                                                                7.53%


Defaulted Accounts During the Month                                                    $          20,063,362.42
Annualized Default Percentage                                                                              8.84%

Principal Collections                                                                            375,517,214.43
Principal Payment Rate                                                                                    13.78%

Total Payment Rate                                                                                        14.72%


INVESTED AMOUNTS

      Class A Initial Invested Amount                                                  $         184,500,000.00
      Class B Initial Invested Amount                                                  $          19,125,000.00
      Class C Initial Invested Amount                                                  $          21,375,000.00

INITIAL INVESTED AMOUNT                                                                $         225,000,000.00

      Class A Invested Amount                                                          $         246,000,000.00
      Class B Invested Amount                                                          $          25,500,000.00
      Class C Invested Amount                                                          $          28,500,000.00

INVESTED AMOUNT                                                                        $         300,000,000.00

      Class A Adjusted Invested Amount                                                 $         246,000,000.00
      Class B Adjusted Invested Amount                                                 $          25,500,000.00
      Class C Adjusted Invested Amount                                                 $          28,500,000.00

ADJUSTED INVESTED AMOUNT                                                               $         300,000,000.00

PREFUNDED AMOUNT                                                                       $                   0.00

FLOATING ALLOCATION PERCENTAGE                                                                            11.01%
PRINCIPAL ALLOCATION PERCENTAGE                                                                           11.01%

      Class A Principal Allocation Percentage                                                             82.00%
      Class B Principal Allocation Percentage                                                              8.50%
      Class C Principal Allocation Percentage                                                              9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                                                        41,350,078.07

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1996-C                                                                         4,794,922.46

MONTHLY SERVICING FEE                                                                  $             375,000.00

INVESTOR DEFAULT AMOUNT                                                                $           2,209,277.15


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                                                    82.00%

      Class A Finance Charge Collections                                               $           4,239,336.40
      Other Amounts                                                                    $                   0.00

TOTAL CLASS A AVAILABLE FUNDS                                                          $           4,239,336.40


      Class A Monthly Interest                                                         $           1,135,085.00
      Class A Servicing Fee                                                            $             307,500.00
      Class A Investor Default Amount                                                  $           1,811,607.26

TOTAL CLASS A EXCESS SPREAD                                                            $             985,144.14

CLASS A REQUIRED AMOUNT                                                                $                   0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING ALLOCATION PERCENTAGE                                                                     8.50%

      Class B Finance Charge Collections                                               $             439,443.42
      Other Amounts                                                                    $                   0.00

TOTAL CLASS B AVAILABLE FUNDS                                                          $             439,443.42

      Class B Monthly Interest                                                         $             122,322.08
      Class B Servicing Fee                                                            $              31,875.00

TOTAL CLASS B EXCESS SPREAD                                                            $             285,246.34
CLASS B INVESTOR DEFAULT AMOUNT                                                                      187,788.56
CLASS B REQUIRED AMOUNT                                                                              187,788.56

   01/00                                                                  Page 4


CLASS C FLOATING ALLOCATION PERCENTAGE                                    9.50%

CLASS C MONTHLY SERVICING FEE                                        35,625.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                        $      1,725,908.12


     Excess Spread Applied to Class A Required Amount      $              0.00

     Excess Spread Applied to Class A Investor
     Charge Offs                                           $              0.00

     Excess Spread Applied to Class B
     Required Amount                                       $        187,788.56

     Excess Spread Applied to Reductions of
     Class B Invested Amount                               $              0.00

     Excess Spread Applied to Class C Required Amount      $        359,340.08

     Excess Spread Applied to Reductions of
     Class C Invested Amount                               $              0.00

     Excess Spread Applied to Monthly Cash                 $         62,500.00
     Collateral Fee

     Excess Spread Applied to Cash Collateral              $              0.00
     Account

     Excess Spread Applied to Spread Account               $      1,116,279.48

     Excess Spread Applied to Reserve Account              $              0.00

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                             $              0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders              $              0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                $             (0.00)

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                   $     0.00


SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                      $     0.00
SERIES 1996-C

     Excess Finance Charge Collections Applied to
     Class A Required Amount                                        $     0.00

     Excess Finance Charge Collections Applied to
     Class A Investor Charge Offs                                   $     0.00

     Excess Finance Charge Collections Applied to
     Class B Required Amount                                        $     0.00

     Excess Finance Charge Collections Applied to
     Reductions of Class B Invested Amount                          $     0.00

     Excess Finance Charge Collections Applied to
     Class C Required Amount                                        $     0.00

     Excess Finance Charge Collections Applied to
     Reductions of Class C Invested Amount                          $     0.00

     Excess Finance Charge Collections Applied to
     Monthly Cash Collateral Fee                                    $     0.00

     Excess Finance Charge Collections Applied to
     other amounts owed Cash Collateral Depositor                   $     0.00

     Excess Finance Collections Applied to
     other amounts owed to Spread Account Residual Interest
     Holders                                                        $     0.00

YIELD AND BASE RATE --

     Base Rate (Current Month)                                             8.03%
     Base Rate (Prior Month)                                               8.70%
     Base Rate (Two Months Ago)                                            7.66%

 THREE MONTH AVERAGE BASE RATE                                             8.13%

     Portfolio Yield (Current Month)                                      11.84%
     Portfolio Yield (Prior Month)                                        13.48%
     Portfolio Yield (Two Months Ago)                                     11.77%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       12.36%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                $      41,350,078.07

REALLOCATED PRINCIPAL COLLECTIONS

                  Allocable to Class C Interests           $               0.00

                  Allocable to Class B Certificates        $               0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER
SERIES                                                     $               0.00


CLASS A SCHEDULED ACCUMULATION --

     Controlled Accumulation Amount                        $               0.00
     Deficit Controlled Accumulation Amount                $               0.00

CONTROLLED DEPOSIT AMOUNT                                  $               0.00


CLASS B SCHEDULED ACCUMULATION --

     Controlled Accumulation Amount                        $               0.00
     Deficit Controlled Accumulation Amount                $               0.00

CONTROLLED DEPOSIT AMOUNT                                  $               0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL
SHARING                                                    $      41,350,078.07

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                               $               0.00

CLASS B INVESTOR CHARGE OFFS                               $               0.00

CLASS C INVESTOR CHARGE OFFS                               $               0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                    $               0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                     $               0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                     $               0.00

CASH COLLATERAL ACCOUNT --


     Required Cash Collateral Amount                       $       9,000,000.00
     Available Cash Collateral Amount                      $       9,000,000.00


TOTAL DRAW AMOUNT                                          $               0.00
CASH COLLATERAL ACCOUNT SURPLUS                            $               0.00


                                                   First USA Bank, NA
                                                   as Servicer


                                                   By: /s/ Tracie Klein
                                                      -------------------------
                                                           Tracie H. Klein
                                                           First Vice President